                                                               Exhibit (m)(4)(b)

                                  SCHEDULE A-3
                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST
                            CLASS B DISTRIBUTION PLAN
                            EFFECTIVE: MARCH 2, 1998

                                            Sales
Name of Fund Adopting This Plan          Commission           Date of Original Plans (Inception Date)
-------------------------------          ----------           ---------------------------------------

Eaton Vance Tax-Managed                      5%                               N/A
   International Growth Fund

                                                               Exhibit (m)(4)(b)

                                  SCHEDULE A-4
                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST
                            CLASS B DISTRIBUTION PLAN
                            EFFECTIVE: JUNE 22, 1998


                                                                               Sales             Date of Original Plans
Name of Fund Adopting This Plan                                             Commission              (Inception Date)
-------------------------------                                             ----------              ----------------

Eaton Vance Insured Tax-Managed Growth Fund                                    6.25%                      N/A
Eaton Vance Insured Tax-Managed Emerging Growth Fund                           6.25%                      N/A
Eaton Vance Insured Tax-Managed International Growth Fund                      6.25%                      N/A
Eaton Vance Insured High Income Fund                                           6.25%                      N/A

                                                               Exhibit (m)(4)(b)

                                  SCHEDULE A-5
                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST
                            CLASS B DISTRIBUTION PLAN
                           EFFECTIVE: AUGUST 16, 1999


                                             Sales        Date of Original Plans
Name of Fund Adopting This Plan            Commission        (Inception Date)
-------------------------------            ----------        ----------------

Eaton Vance Tax-Managed Value Fund            5%                   N/A